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                                 FLAG INVESTORS

                              [PHOTO APPEARS HERE]
                                      FLAG
                                   INVESTORS
                                    MARYLAND
                                  INTERMEDIATE
                                TAX-FREE INCOME
                                      FUND



                                 ANNUAL REPORT
                                 MARCH 31, 1998

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

o Strong U.S. financial markets have helped your Fund achieve returns of 2.9% for the six months and 7.8% for the twelve months ended March 31, 1998.

o We have continued to keep the Fund's weighted average maturity at 6.3 years, with its quality comfortably in the AAA to AA range.

o Even though the Federal Reserve continues to take a wait-and-see stance, regarding interest rates, we cannot ignore their primary intentions which are to arrest inflationary pressures before they develop.

o Relative to their taxable counterparts (e.g. U.S. Treasury bonds) after-tax municipal bond yields are at very attractive levels.

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the progress of your Fund for the year ended March 31, 1998.

     For much of the past six months the U.S. financial markets have enjoyed the unusual combination of benign inflationary pressures and strong economic growth. Although this environment was more conducive to extraordinary equity performance, domestic fixed income securities, including municipal bonds, gained considerable investor attention in the turbulent aftermath of the Asian financial crisis. Concerned that fallout from Asia would sharply curb domestic growth and push the rate of inflation even lower, investors rushed to lock in yields and reduce portfolio volatility. This favorable interest rate environment also prompted a deluge of new money financings by municipalities at levels not seen since 1993.

     Your Fund, with its conservative, intermediate-term maturity range, recorded a total return of 2.9% for the six months and 7.8% for the twelve months ended March 31, 1998. Coupon interest generated half of these returns; modest share price appreciation provided the balance. Although returns from Maryland municipal bonds were comfortably in the positive column, their returns were less than those of many other states. Much of the recent rally in municipal bonds centered on longer-dated and lower-quality municipal bonds, two sectors which are in limited supply within the Maryland high-grade market. For example, even though nationwide municipal bond issuance rose 43% during the past six months, new issuance in Maryland increased only 14%.

-------------------------------------------------------------------------------

     Specific total return comparisons are detailed below. These figures assume the reinvestment of dividends and capital gains, but exclude the impact of any sales charge.

TOTAL RETURN COMPARISONS(1)

                                                 Six      Twelve      Average
  Periods Ended March 31, 1998                 Months     Months     Maturity
------------------------------------------------------------------------------
  Flag Investors Maryland Intermediate
------------------------------------------------------------------------------
    Tax-Free Income Fund-- Class A Shares        2.9%      7.8%      6.3 years
------------------------------------------------------------------------------
  Lehman Brothers 5-Year Municipal Bond Index    2.9%      7.6%      4.8 years
------------------------------------------------------------------------------
  Lehman Brothers 7-Year Municipal Bond Index    3.4%      9.0%      6.9 years
------------------------------------------------------------------------------
  Lipper Other States Intermediate-Term
------------------------------------------------------------------------------
    Municipal Debt Funds Average                 2.2%      7.9%      7.5 years
------------------------------------------------------------------------------
  (1)THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND EXCLUDE THE IMPACT OF ANY SALES CHARGE. IF THE SALES CHARGE WERE REFLECTED, THE QUOTED PERFORMANCE WOULD BE LOWER. SINCE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST WHEN REDEEMED. THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX ARE UNMANAGED INDICES THAT ARE WIDELY RECOGNIZED AS INDICATORS OF PERFORMANCE IN THE INTERMEDIATE-TERM AND LONG-TERM MUNICIPAL BOND SECTORS, RESPECTIVELY. THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE IS AN INDEX OF MANAGED FUNDS THAT INVEST IN MUNICIPAL DEBT ISSUES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF 5 TO 10 YEARS AND ARE EXEMPT FROM TAXATION ON A SPECIFIED STATE OR CITY. PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. PLEASE REVIEW THE ADDITIONAL PERFORMANCE INFORMATION ON PAGE 6.


PORTFOLIO CONSIDERATIONS

     In empathy with the general downward trend in long-term financing rates, intermediate-term tax-exempt rates moved erratically lower during the past twelve months (SEE CHART ON PAGE 3). Concerned that interest rates were nearing a secular trough, we kept the Fund's weighted average maturity fairly constant at 6.3 years and its overall quality bias comfortably in the AAA to AA range. We also held on to all of the Fund's high-coupon, premium-priced bonds as they helped us maintain a relatively high dividend rate in an environment of declining rates. While this conservative approach may have penalized recent relative performance (premium-priced bonds are less price sensitive to interest rate changes than current-coupon bonds), we believe this defensive structure is appropriate at this stage of the interest rate cycle.

                         7-Year AAA General Obligation
                                Municipal Yields
                              (3/31/97 - 3/31/98)


                   [GRAPH APPEARS HERE-SEE PLOT POINTS BELOW]


                                3/97  5.03%
                                      4.84
                                      4.82
                                      4.82
                                      4.92
                                      4.81
                                      4.78
                                      4.74
                                      4.73
                                      4.72
                                      4.65
                                      4.51
                                      4.49
                                6/97  4.52
                                      4.48
                                      4.42
                                      4.36
                                      4.3
                                      4.35
                                      4.43
                                      4.45
                                      4.5
                                      4.51
                                      4.47
                                      4.44
                                      4.36
                                9/97  4.36
                                      4.34
                                      4.42
                                      4.46
                                      4.41
                                      4.33
                                      4.33
                                      4.32
                                      4.33
                                      4.35
                                      4.29
                                      4.22
                                      4.19
                               12/97  4.19
                                      4.17
                                      4.11
                                      4.07
                                      4.17
                                      4.16
                                      4.17
                                      4.13
                                      4.13
                                      4.19
                                      4.27
                                      4.26
                                      4.21
                                3/98  4.24


MARKET OUTLOOK

     Although signs of global deflationary pressures stemming from the problems in Asia encourage us to be constructive on the bond market's long-term prospects, we are concerned by the growing presence within our domestic economy of rising employment and wage gains, strong consumer confidence, and surging equity prices. While recent testimony from the Federal Reserve chairman suggests a wait-and-see stance until the outcome of Asia's problems can be fully assessed, we cannot ignore the central theme of Fed policy intentions: to arrest inflationary pressures before they develop. Should Asia's difficulties prove to be a non-event and our domestic economy continues to expand, some restrictive policy measure would be inevitable possibly late this year or early in 1999. The Fed acknowledges the risk that letting growth surge ahead unchecked could jeopardize the hard-won gains against inflation thus far in the 1990's. Regardless of the magnitude of policy decisions, we believe any rise in rates would be modest and would pale in comparison with the long-run potential for a decline.

     The recent surge in municipal bond issuance during the past quarter has put pressure on tax-exempt bond prices. As unsold dealer inventory has swelled, the yield ratio between taxable and tax-exempt yields has risen to its highest level in two years (SEE CHART ON PAGE 4). While we admit to occasional "sticker shock" at the prevailing nominal rate levels, we are impressed by the "real" rates of returns currently available (nominal rate less inflation rate). We continue to see value within the Maryland municipal bond market, especially at a ratio of 79% to 80% of comparable ten-year U.S. Treasury yields. Although

LETTER TO SHAREHOLDERS (concluded)
-------------------------------------------------------------------------------
the equity markets have attracted much investor attention, municipal bonds are still attractive for the high tax bracket Maryland investor.


            AAA-RATED MUNICIPAL YIELDS AS A PERCENTAGE OF U.S. TREASURY YIELDS

            Maturity of
            AAA-Rated
            Municipals           3/31/96        3/31/97          3/31/98
            ------------------------------------------------------------------
            10-Year                77%            73%              80%
            ------------------------------------------------------------------
            20-Year                81%            79%              83%
            ------------------------------------------------------------------
          Source:  Bloomberg Financial Services

     The market for Maryland municipal bonds, by virtue of the state's strong underlying economy, high wealth levels, favorable demographics, and government commitment to pro-active fiscal management, continues to enjoy broad institutional and retail support. We have been able, since the Fund's inception, to diversify its bond holdings among the state's best credits. The collective credit quality of the portfolio falls comfortably between AAA and AA.

DIVIDEND POLICY

     The Class A Shares' monthly dividend remains at $0.0375, a rate commensurate with the Fund's maturity range and quality orientation. In view of its inherently defensive bias, the Fund has broad appeal for Maryland investors whose portfolio objectives require a high level of tax-exempt current yield and moderate principal volatility. We appreciate the confidence you have placed in us.

Sincerely,


/s/ M. Elliott Randolph, Jr.                  /s/ Paul D. Corbin
____________________________                  __________________
M. Elliott Randolph, Jr.                      Paul D. Corbin
Portfolio Manager                             Portfolio Manager

April 14, 1998

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

                           [PIE CHARTS APPEAR HERE-SEE PLOT POINTS BELOW]

                                    SECTOR*
                                    -------
                     Hospital and Education       23%
                     Short-term Investments        3%
                     General Obligation-Local     37%
                     Housing                       3%
                     General Obligation-State     17%
                     Other Revenue                 8%
                     Prerefunded                   9%


                                    QUALITY*
                                    --------
                                    AA  27%
                                    A    6%
                                    BBB 12%
                                    AAA 55%


   PORTFOLIO STATISTICS

     Net Asset Value Per:
   -------------------------------------------------------------------
       Class A Share                                     $10.08
   -------------------------------------------------------------------
       Institutional Share                               $10.18
   -------------------------------------------------------------------
     Total Net Assets                                    $32,089,643
   -------------------------------------------------------------------
     Average Maturity                                      6.3 years
   -------------------------------------------------------------------
     Average Duration                                      5.1 years
   -------------------------------------------------------------------
     Maturity Breakdown*:
   -------------------------------------------------------------------
       0-1 year                                              3%
   -------------------------------------------------------------------
       1-5 years                                            28%
   -------------------------------------------------------------------
       5-10 years                                           44%
   -------------------------------------------------------------------
       10-15 years                                          17%
   -------------------------------------------------------------------
       15+ years                                             8%
   -------------------------------------------------------------------


----------
*Calculated as a percentage of net assets. The Quality Breakdown listed above is calculated using Standard & Poor's ratings. The BBB classification includes holdings that are not rated by Standard & Poor's, but are rated by Moody's (see p. 9). These ratings are believed to be the most recent ratings available as of March 31, 1998.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on October 1, 1993 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and the currently effective 1.50% maximum sales charge for the Fund's Class A Shares.

     Since the Lehman Brothers Municipal Bond Index is unmanaged and does not reflect management styles, investment policies or certain fees and expenses similar to the Fund's, we will begin to compare the Fund's performance to an additional benchmark, the Lipper Other States Intermediate Municipal Debt Funds Average. The average is a composite of the performance of similar tax-exempt managed funds, so the funds' management styles, investment policies and management, distribution and operating expenses are reflected in the average's results.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the Lehman Brothers Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these two indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results. While the Lipper Other States Intermediate Municipal Debt Funds Average is unmanaged, it is a composite of the performance of managed funds that do reflect ongoing management, distribution and operating expenses similar to those applicable to the Fund. The average, however, does not reflect the funds' sales charges. An investor who wished to replicate the total return of this average would have had to own the funds that it represents.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS A SHARES*
OCTOBER 1, 1993--MARCH 31, 1998


                   [GRAPH APPEARS HERE-SEE PLOT POINTS BELOW]


            Flag Investors                                               Lipper Other
         Maryland Intermediate  Lehman Brothers    Lehman Brothers    States Intermediate
              Tax-Free          Municipal Bond    7-Year Municipal    Municipal Debt Funds
            Income Fund              Index            Bond Index             Average
         --------------------   ---------------   ----------------     -------------------
10/93         $ 9,850                $10,000             $10,000              $10,000
12/93           9,924                 10,121              10,093               10,097
 3/94           9,450                  9,565               9,714                9,683
 9/94           9,541                  9,737               9,912                9,814
 3/95           9,933                 10,276              10,330               10,201
 9/95          10,508                 10,826              10,926               10,673
 3/96          10,748                 11,137              11,162               10,878
 9/96          10,977                 11,479              11,411               11,094
 3/97          11,184                 11,744              11,678               11,307
 9/97          11,722                 12,514              12,321               11,860
 3/98          12,059                 13,002              12,734               12,197


AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 3/31/98          1 Year      5 Years    Since Inception**
  -----------------------------------------------------------------------
  Class A Shares                  6.21%        --             4.25%
  -----------------------------------------------------------------------


   *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **October 1, 1993.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONCLUDED)

CHANGE IN VALUE OF A $10,000 INVESTMENT IN INSTITUTIONAL SHARES*
NOVEMBER 2, 1995--MARCH 31, 1998


                   [GRAPH APPEARS HERE-SEE PLOT POINTS BELOW]


            Flag Investors                                               Lipper Other
         Maryland Intermediate  Lehman Brothers    Lehman Brothers    States Intermediate
              Tax-Free          Municipal Bond    7-Year Municipal    Municipal Debt Funds
            Income Fund              Index            Bond Index             Average
         --------------------   ---------------   ----------------     -------------------
 11/95        $10,000                $10,000           $10,000                $10,000
 12/95         10,151                 10,096            10,053                 10,063
  3/96         10,116                  9,975            10,018                  9,988
  6/96         10,157                 10,051            10,062                 10,018
  9/96         10,342                 10,281            10,242                 10,187
 12/96         10,572                 10,543            10,494                 10,400
  3/97         10,548                 10,519            10,482                 10,382
  6/97         10,794                 10,882            10,771                 10,651
  9/97         11,065                 11,210            11,059                 10,890
 12/97         11,306                 11,514            11,300                 11,114
  3/98         11,405                 11,646            11,429                 11,198

AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 3/31/98          1 Year      5 Years    Since Inception**
  -----------------------------------------------------------------------
  Institutional Shares            8.12%        --             5.61%
  -----------------------------------------------------------------------


   *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **November 2, 1995.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT IN ABCAT SHARES*
MAY 8, 1997--MARCH 31, 1998


                           [GRAPH APPEARS HERE-SEE PLOT POINTS BELOW]

            Flag Investors                                               Lipper Other
         Maryland Intermediate  Lehman Brothers    Lehman Brothers    States Intermediate
              Tax-Free          Municipal Bond    7-Year Municipal    Municipal Debt Funds
            Income Fund              Index            Bond Index             Average
         --------------------   ---------------   ----------------     -------------------
 5/97         $10,000             $10,000            $10,000                 $10,000
 6/97          10,172              10,107             10,096                  10,089
 9/97          10,416              10,411             10,366                  10,315
12/97          10,633              10,693             10,592                  10,527
 3/98          10,726              10,816             10,713                  10,607


  Average Annual Total Return*

  Periods Ended 3/31/98          1 Year      5 Years    Since Inception**
  -----------------------------------------------------------------------
  ABCAT Shares                       --         --             7.26%
  -----------------------------------------------------------------------


   *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **May 8, 1997.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1998

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 95.5%
General Obligations--58.3%
 $1,000  Anne Arundel County, MD,
         Water Quality Funding
          6.00%, 9/1/06                            Aa/AA+      $ 1,112,230     3.5%
    400  Baltimore County, MD, Refunding--
         Pension Funding
          5.50%, 8/1/05                            Aaa/AAA         430,412     1.3
  1,000  Baltimore County, MD, Consolidated
         Public Improvement
          5.50%, 6/1/04                            Aaa/AAA       1,070,480     3.3
    250  Cecil County, MD (FGIC Insured),
         Refunding Consolidated Public
         Improvement Project,
         Callable 12/1/03 @ $102
          5.00%,12/1/06                            Aaa/AAA         259,327     0.8
    500  Charles County, MD, Refunding
         Consolidated Public Improvement
          6.25%, 6/1/02                            Aa3/AA-         540,270     1.7
    500  Charles County, MD, Refunding
         Consolidated Public Improvement
          6.00%, 6/1/99                            Aa3/AA-         512,985     1.6
    400  Frederick County, MD, Retirement
         Community Revenue,
         Buckinghams Choice Inc. Facility-A
          5.55%, 1/1/08                            NR*/NR*         405,676     1.3
    500  Frederick, MD, Refunding and
         Improvement (FGIC Insured)
          5.80%,12/1/02                            Aaa/AAA         535,080     1.7
  1,000  Harford County, MD
          5.00%,12/1/13                            Aaa/AA+       1,002,560     3.1
  1,000  Howard County, MD, Refunding
          Consolidated Public Improvement
          Project, Series "A"
          5.75%, 2/15/01                           Aaa/AA+       1,046,160     3.3
    500  Howard County, MD, Refunding
         Consolidated Public Improvement
         Series A
          4.30%, 2/15/08                           Aaa/AA+         493,490     1.5

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
$   500  Howard County, MD, Metropolitan
         Distribution Refunding--Series B
          6.00%, 8/15/19                           Aaa/AA+     $   524,790     1.6%
    375  Laurel, MD, Refunding Series "A"
         Project Prefunded 7/1/01 @ $102
          6.60%, 7/1/03                            #AAA/AAA        410,040     1.3
    500  Maryland Natl Capital Park & Planning,
         Prince George's County, MD,
         Park Acquisition & Development,
         Callable 7/1/05 @$101
          5.00%, 7/1/08                            Aa2/AA          519,480     1.6
    500  Maryland State Local Facilities Loan,
         First series,
          4.00%, 2/15/03                           Aaa/AAA         497,575     1.6
  1,000  Maryland State Local Facilities Loan,
         First series,
          4.50%, 2/15/08                           Aaa/AAA       1,005,040     3.1
         Maryland State Local Facilities Loan,
         Second series,
  1,000   5.25%, 6/15/05                           Aaa/AAA       1,059,530     3.3
  1,250   5.25%, 6/15/09                           Aaa/AAA       1,319,675     4.1
  1,000  Maryland State Local Facilities Loan,
         Third series,
          5.00%, 10/15/06                          Aaa/AAA       1,047,380     3.3
    500  Maryland State Capital Improvement
          5.00%, 4/15/04                           Aaa/AAA         518,215     1.6
  1,000  Montgomery County, MD,
         Consolidated Public Improvement
         Series A
          5.75%, 10/1/07                           Aaa/AAA       1,091,860     3.4
    500  Montgomery County, MD,
         Consolidated Public Improvement
          5.40%, 7/1/16                            Aaa/AAA         515,645     1.6
    500  Ocean City, MD, Refunding
         (MBIA Insured)
          5.00%, 3/15/03                           Aaa/AAA         517,720     1.6
    250  Prince George's County, MD,
         Refunding Consolidated Public
         Improvement Project, Callable 3/15/03
         @ $102 (AMBAC Insured)
          5.50%, 3/15/05                           Aaa/AAA         266,610     0.8

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
$   250  St. Mary's County, MD, Metropolitan
         Commission
          5.65%, 11/1/07                           A1/A+       $   268,330     0.8%
    250  Washington Suburban Sanitary
         District, MD,
         Prerefunded 11/1/01 @ 102
          6.40%, 11/1/04                           #AAA/AAA        273,470     0.9
    360  Washington Suburban Sanitary
         District, MD
          8.00%, 1/1/02                            Aa1/AA          407,772     1.3
  1,000  Washington Suburban Sanitary
         District, MD, Callable 6/1/03
          5.00%, 6/1/06                            Aa1/AA        1,036,480     3.3
                                                               -----------    ----
                                                                18,688,282    58.3
                                                               -----------    ----
Other Revenue--37.1%
    350  Baltimore County, MD Mortgage
         Revenue, Callable 11/1/03 @$102
          6.60%, 11/1/14                           NR*/AAA         373,443     1.2
  1,000  Baltimore MD, CTFS Participation,
         Emergency Telecommunication
         Facility, Series A, (AMBAC Insured)
          4.70%, 10/1/06                           Aaa/AAA       1,017,530     3.2
    700  Kent County, MD, College Proj &
         Ref-Washington College PJ
         Prerefunded Callable 7/1/99 @$102
          7.70%, 7/1/18                            Baa2/NR*        743,911     2.2
    250  Maryland State Health and Higher
         Education Authority, Revenue for
         Johns Hopkins University
          6.00%, 7/1/07                            Aa2/AA-         277,300     0.9
    600  Maryland State Health and Higher
         Education Authority, Revenue for
         Kennedy Krieger Institute
          5.30%, 7/1/12                            BAA-1/NR        604,200     1.9
    685  Maryland State Health and Higher
         Education Authority, Revenue for
         Harford Memorial and
         Fallston General Hospitals
         Callable 10/29/97 @ $102
          8.50%, 7/1/14                            Baa1/NR*       700,679      2.1

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
$   400  Maryland State Health and Higher
         Education Authority, Revenue for
         Bon Secours Heartland Issue-A,
         Prerefunded 7/1/00 @$102
          7.375%, 9/1/17                           NR*/A+      $   432,536     1.3%
  1,000  Maryland State Health and Higher
         Education Authority, Revenue for
         Greater Baltimore Medical Center,
         Prerefunded 7/1/01 @$102
          6.75%, 7/1/19                            #AAA/AAA      1,097,960     3.4
    500  Maryland State Health and Higher
         Education Authority, Revenue for
         Good Samaritan Hospital
         Escrowed to maturity
          5.40%, 7/1/04                            A1/A            531,520     1.7
  1,000  Maryland State Health and Higher
         Education Authority, Revenue for
         University of Maryland Medical
         Systems, Callable 7/1/03 @$102
         (FGIC Insured)
          5.40%, 7/1/08                            Aaa/AAA       1,052,550     3.3
    300  Maryland Health and Higher
         Education Facilities Authority
         Revenue for Suburban Hospital
          4.75%, 7/1/03                            A1/A+          304,995      1.0
    300  Maryland Health and Higher
         Education Facilities Authority
         Revenue for Peninsula Regional
         Medical, Callable 7/1/03 @ $102
          5.00%, 7/1/06                            A2/A            309,357     1.0
    500  Maryland Health and Higher
         Education Facilities Authority,
         Revenue, Pickersgill
          5.50%, 1/1/21                            NR*/A-          509,950     1.6
    500  Maryland Health and Higher
         Education Facilities Authority,
         Revenue, Stellas Maris
          4.75%, 7/1/21                            NR*/A           508,145     1.6
    400  Maryland Health and Higher
         Education Facilities Authority,
         Broadmead
          5.10%, 7/1/06                            NR/A-           409,708     1.3

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
$   400  Maryland State Industrial
         Development Authority, Revenue for
         American Center Physics Headquarters
          5.80%, 1/1/01                            NR*/BBB     $   411,016     1.3%
  1,000  Maryland Water Quality Finding,
         Revolving Loan FD Revenue
         Series A
          5.00%, 9/1/06                            Aa2/AA        1,036,940     3.2
    500  University of Maryland Systems
         Auxiliary Facilities & Tuition
         Revenue, Series B,
         Prerefunded 10/1/02 @ $102
          6.40%, 4/1/06                            Aa3/AAA         554,495     1.7
  1,000  University of Maryland Systems
         Auxiliary Facilities & Tuition
         Revenue, Series A,
          5.00%, 4/1/09                            Aa3/AA+       1,035,100     3.2
                                                               -----------    ----
                                                                11,911,355    37.1
                                                               -----------    ----
         Total Municipal Bonds
          (Cost $29,778,657)                                   $30,599,617    95.4%
                                                               -----------    ----

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
$   930  Goldman Sachs & Co., 5.75%
         Dated 3/31/98 to be repurchased on 4/1/98,
         collateralized by U.S. Treasury Notes with
         a market value of $930,149.
          (Cost $930,000)                                      $   930,000     2.9%
                                                               -----------   -----
Total Investment in Securities--98.4%
 (Cost $30,708,657)**                                           31,529,617    98.3
Other Assets in Excess of Other Liabilities--1.6%                  560,026     1.7
                                                               -----------   -----
Net Assets--100.00%                                            $32,089,643   100.0%
                                                               ===========   =====
Net Asset Value Per:
  Class A Share
    ($10,897,573 / 1,081,567 shares outstanding)                    $10.08
                                                                    ======
  Institutional Share
    ($622,800 / 61,188 shares outstanding)                          $10.18
                                                                    ======
  ABCAT Share
    ($20,569,270 / 2,020,771 shares outstanding)                    $10.18
                                                                    ======
Maximum Offering Price Per:
  Class A Share
    ($10.08 / 0.985)                                                $10.23
                                                                    ======
  Institutional Share                                               $10.18
                                                                    ======
  ABCAT Share                                                       $10.18
                                                                    ======

---------
  * Not Rated
 ** Also aggregate cost of federal tax purposes.
*** These ratings have not been audited by Deloitte & Touche L.L.P.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                                         For the
                                                                        Year Ended
                                                                         March 31,
--------------------------------------------------------------------------------------
                                                                           1998
Investment Income:
   Interest                                                              $1,377,018
                                                                         ----------
Expenses:
   Investment advisory fee                                                   97,673
   Legal                                                                     55,220
   Printing and postage                                                      48,876
   Accounting fee                                                            29,232
   Distribution fee                                                          28,661
   Audit                                                                     22,205
   Transfer agent fees                                                       17,912
   Miscellaneous                                                             11,509
   Registration fees                                                         11,094
   Organization expense                                                      10,224
   Custodian fee                                                              9,589
   Directors' fees                                                            1,003
                                                                         ----------
            Total expenses                                                  343,198
Less: Fees waived                                                          (188,949)
                                                                         ----------
            Net Expenses                                                    154,249
                                                                         ----------
Net investment income                                                     1,222,769
                                                                         ----------
Net realized and unrealized gain on investments:
   Net realized gain from security transactions                              29,377
   Change in unrealized appreciation of investments                         807,694
                                                                         ----------
   Net realized and unrealized gain on investments                          837,071
                                                                         ----------
Net increase in net assets resulting from operations                     $2,059,840
                                                                         ==========

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                        For the Year Ended March 31,
--------------------------------------------------------------------------------------
                                                           1998            1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                                $ 1,222,769     $ 1,005,489
   Net realized gain/(loss) from
     security transactions                                   29,377         (85,513)
   Change in unrealized appreciation
     of investments                                         807,694          27,235
                                                        -----------     -----------
   Net increase in net assets resulting
     from operations                                      2,059,840         947,211
                                                        -----------     -----------
Distributions to Shareholders from:
   Net investment income:
     Flag Investors Class A Shares                         (518,864)       (513,444)
     Flag Investors Institutional Shares                   (180,998)       (509,983)
     ABCAT Shares                                          (575,496)             --
   Distributions in excess of income:
     (Flag Investors Class A Shares)                             --         (32,984)
                                                        -----------     -----------
   Total distributions                                   (1,275,358)     (1,056,411)

Capital Share Transactions:
   Proceeds from sale of shares                          27,019,130       7,978,261
   Value of shares issued in reinvestment
     of dividends                                           363,027         455,395
   Cost of shares repurchased                           (19,585,780)     (3,949,236)
                                                        -----------     -----------
   Total increase in net assets derived
     from capital share transactions                      7,796,377       4,484,420
                                                        -----------     -----------
   Total increase in net assets                           8,580,859       4,375,220

Net Assets:
   Beginning of period                                   23,508,784      19,133,564
                                                        -----------     -----------
   End of period                                        $32,089,643     $23,508,784
                                                        ===========     ===========

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- Flag Investors Class A Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             For the Year Ended
                                                                 March 31,
--------------------------------------------------------------------------------------
                                                                    1998
Per Share Operating Performance:
  Net asset value at beginning of period                            $ 9.78
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.42
   Net realized and unrealized gain/(loss)
     on investments                                                   0.33
                                                                   -------
   Total from Investment Operations                                   0.75
Less Distributions:
   Net investment income                                             (0.45)
   Distributions in excess of net investment income                     --
                                                                   -------
   Total distributions                                               (0.45)
                                                                   -------
Net asset value at end of period                                   $ 10.08
                                                                   =======
Total Return                                                          7.83%
Ratios to Average Net Assets:
   Expenses(3)                                                        0.70%
   Net investment income(4)                                           4.23%
Supplemental Data:
   Net assets at end of period (000)                               $10,898
   Portfolio turnover rate                                           14.26%

---------
(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees and reimbursement of expenses (Note B), the ratio of expenses to average net assets would have been 1.38%, 1.34%, 1.69%, 1.85% and 2.46% for the years ended March 31, 1998, 1997, 1996, 1995 and the period ended March 31, 1994, respectively.
(4) Without the waiver of advisory fees and reimbursement of expenses (Note B), the ratio of net investment income to average net assets would have been 3.20%, 3.66%, 3.13%, 3.29% and 1.68% for the years ended March 31, 1998,
    1997, 1996, 1995 and the period ended March 31, 1994, respectively.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                                                                For the Period
                                                                                                               October 1, 1993(1)
                                                                                                                    through
                                                                      For the Year Ended March 31,                 March 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                1997              1996              1995              1994
Per Share Operating Performance:
  Net asset value at beginning of period                      $  9.84           $  9.52            $  9.50           $ 10.00
                                                              -------           -------            -------           -------
Income from Investment Operations:
   Net investment income                                         0.44              0.39               0.40              0.14
   Net realized and unrealized gain/(loss)
     on investments                                              0.05              0.38               0.05             (0.53)
                                                              -------           -------            -------           -------
   Total from Investment Operations                              0.39              0.77               0.45             (0.39)
Less Distributions:
   Net investment income                                        (0.44)            (0.39)             (0.40)            (0.11)
   Distributions in excess of net investment income             (0.01)            (0.06)             (0.03)              --
                                                              -------           -------            -------           -------
   Total distributions                                          (0.45)            (0.45)             (0.43)            (0.11)
                                                              -------           -------            -------           -------
Net asset value at end of period                              $  9.78           $  9.84            $  9.52           $  9.50
                                                              =======           =======            =======           =======
Total Return                                                     4.05%             8.20%              5.12%            (4.06)%
Ratios to Average Net Assets:
   Expenses(3)                                                   0.70%             0.70%              0.70%             0.29%(2)
   Net investment income(4)                                      4.29%             4.09%              4.44%             3.84%(2)
Supplemental Data:
   Net assets at end of period (000)                          $11,538           $12,066            $12,919           $11,872
   Portfolio turnover rate                                      33.18%             8.79%             33.00%             8.51%

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- Flag Investors Institutional Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         For the Period
                                             For the Year  For the Year   Nov. 2, 1995(1)
                                                 Ended         Ended         through
                                               March 31,     March 31,       March 31,
-----------------------------------------------------------------------------------------
                                                 1998          1997            1996
Per Share Operating Performance:
   Net asset value at beginning of period      $  9.87        $  9.93        $ 9.93
                                               -------        -------        ------
Income from Investment Operations:
   Net investment income                          0.03           0.48          0.15
   Net realized and unrealized gain/(loss)
     on investments                               0.75          (0.07)        (0.03)
                                               -------        -------        ------
   Total from Investment Operations               0.78           0.41          0.12
Less Distributions:
   Net investment income                         (0.47)         (0.47)        (0.12)
                                               -------        -------        ------
   Net asset value at end of period            $ 10.18        $  9.87        $ 9.93
                                               =======        =======        ======
Total Return                                      8.12%          4.27%         2.83%
Ratios to Average Net Assets:
   Expenses(3)                                    0.45%          0.45%         0.45%(2)
   Net investment income(4)                       4.53%          4.55%         4.45%(2)
Supplemental Data:
   Net assets at end of period (000)            $  623        $11,971        $7,068
   Portfolio turnover rate                       14.26%         33.18%         8.79%

---------
(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.13%, 1.08% and 1.30% for the years ended March 31, 1998, 1997, and the period ended March 31, 1996, respectively.
(4) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 3.85%, 3.92% and 3.67% for the years ended March 31, 1998, 1997, and the period ended March 31, 1996, respectively.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- ABCAT Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       For the Period
                                                                       May 8, 1997(1)
                                                                          through
                                                                         March 31,
--------------------------------------------------------------------------------------
                                                                           1998
Per Share Operating Performance:
   Net asset value at beginning of period                                $  9.94
                                                                         -------
Income from Investment Operations:
   Net investment income                                                    0.40
   Net realized and unrealized gain
     on investments                                                         0.24
                                                                         -------
   Total from Investment Operations                                         0.64

Less Distributions:
   Net investment income                                                    0.40
                                                                         -------
   Net asset value at end of period                                      $ 10.18
                                                                         =======
Total Return                                                                7.26%
Ratios to Average Net Assets:
   Expenses(3)                                                              0.45%(2)
   Net investment income(4)                                                 4.47%(2)
Supplemental Data:
   Net assets at end of period (000)                                     $20,569
   Portfolio turnover rate                                                 14.26%

---------
(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.13% for the period ended March 31, 1998.
(4) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 3.79% for the period ended March 31, 1998.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 23, 1993 and commenced operations October 1, 1993, consisting of Class A Shares, which are subject to a maximum front-end sales charge of 1.50% and a 0.25% distribution fee. On November 2, 1995 and May 8, 1997 the Fund began offering Institutional shares and ABCAT shares, respectively, which are not subject to a front-end sales charge or a distribution fee. The fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company designed to provide current income exempt from Federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. The Fund invests primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. The Fund's concentration in securities involves more risk than a Fund that invests broadly.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation--Municipal obligations for which quotations are readily available are valued at the most recent quote price provided by investment dealers. Municipal obligations may be valued on the basis of prices provided by an independent pricing service when such prices are determined by the Investment Advisor to reflect the fair market value of such obligations. Securities for which market quotations are not readily available are valued at fair market as determined in good faith by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

     B. Repurchase Agreements--The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreement is conditional upon the collateral being deposited under the Federal Reserve book-entry system.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

     C. Federal Income Tax--No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its long-term taxable net investment income on a monthly basis and net realized capital gains annually, if any.

     D. Other--Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income and expenses are recorded on an accrual basis. Costs incurred by the Fund in connection with its organization, registration, and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC") a subsidiary of Bankers Trust Corporation, serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 0.35% of the first $1 billion of the Fund's average daily net assets; 0.30% of the next $500 million of the Fund's average daily net assets and 0.25% of the Fund's average daily net assets in excess of $1.5 billion.

     ICC has voluntarily agreed to waive its fees and reimburse expenses to the extent required to maintain expenses at no more than 0.70% of the average daily net assets for Class A Shares and 0.45% for Institutional and ABCAT Shares. For the year ended March 31,1998, ICC waived fees of $97,673 and reimbursed expenses of $91,276.

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $29,232 for accounting services for the year ended March 31, 1998.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $17,912 for transfer agent services for the year ended March 31,1998.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2--concluded

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. From September 22, 1997 to March 31, 1998, the Fund paid $4,830 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors") , which is not related to ICC, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to .25% of the Class AShares' average daily net assets. For the year ended March 31, 1998, distribution fees aggregated $28,661. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same rate of compensation and on substantially the same terms as ICC Distributors and earned $12,004. Alex. Brown received no commissions from the Fund for the year ended March 31, 1998.

     The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1998 was $1,780, and the accrued liability was approximately $2,510.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 40 million shares of $.001 par value common stock (25 million Class A, 2 million Class B, 5 million Institutional, 5 million ABCAT, and 3 million undesignated). Transactions in share of the Fund were as follows:


                                                     Class A Shares
                                             -----------------------------
                                                For the         For the
                                               Year Ended     Year Ended
                                             March 31, 1998 March 31, 1997
                                             -------------- --------------
Shares sold                                      118,474          77,427
Shares issued to shareholders on
   reinvestment of dividends                      30,779          33,825
Shares redeemed                                 (247,421)       (157,261)
                                              ----------      ----------
Net decrease in shares outstanding               (98,168)        (46,009)
                                              ==========      ==========
Proceeds from sale of shares                  $1,185,886      $  750,704
Value of reinvested dividends                    305,838         331,270
Cost of shares redeemed                       (2,475,432)     (1,538,466)
                                              ----------      ----------
Net decrease from capital share
  transactions                                $ (983,708)     $ (456,492)
                                              ==========      ==========

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

NOTE 3--concluded

                                                  Institutional Shares
                                             -----------------------------
                                                For the         For the
                                               Year Ended     Year Ended
                                             March 31, 1998 March 31, 1997
                                             -------------- --------------
Shares sold                                       467,085        731,797
Shares issued to shareholders on
   reinvestment of dividends                        5,722         12,570
Shares redeemed                                (1,624,343)      (243,131)
                                             ------------    -----------
Net increase/(decrease) in shares outstanding  (1,151,536)       501,236
                                             ============    ===========
Proceeds from sale of shares                 $  4,683,000    $ 7,227,557
Value of reinvested dividends                      57,340        124,125
Cost of shares redeemed                       (16,185,543)    (2,410,770)
                                             ------------    -----------
Net increase/(decrease) from capital share
  transactions                               $(11,445,203)   $ 4,940,912
                                             ============    ===========

                                                          ABCAT Shares
                                                      --------------------
                                                         For the period
                                                      May 8, 1997* through
                                                         March 31, 1998
                                                      --------------------
Shares sold                                                  2,111,921
Shares issued to shareholders on
   reinvestment of dividends                                       (15)
Shares redeemed                                                (91,135)
                                                           -----------
Net Increase in Shares Outstanding                           2,020,771
                                                           ===========
Proceeds from sale of shares                               $21,150,244
Value of reinvested dividends                                     (151)
Cost of shares redeemed                                       (924,805)
                                                           -----------
Net increase from capital share transactions               $20,225,288
                                                           ===========

----------------
*Commencement of operations.

NOTE 4--Investment Transactions

     Purchase and sales of investment securities, other than short-term obligations, aggregated $10,984,365 and $3,872,175 respectively, for the year ended March 31, 1998.

     At March 31, 1998 aggregate gross unrealized appreciation for all securities in which there is an excess of value of tax cost was $841,265 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $20,305.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 5--Net Assets

  On March 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares                                                   $10,636,472
   Institutional Shares                                                 616,848
   ABCAT Shares                                                      20,191,520
Accumulated net realized loss from security transactions               (176,157)
Unrealized appreciation of investments                                  820,960
                                                                    -----------
                                                                    $32,089,643
                                                                    ===========

NOTE 6--Distributions

     Of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 1998 97.35% qualify as tax-exempt interest dividends for federal tax purposes. The Fund did not distribute any capital gains during the year.

NOTE 7--Capital Loss Carry Forward

     The Fund has a capital loss carry forward of $176,157 that may be carried forward to offset capital gains if necessary. These capital loss carry forwards begin to expire as follows; $36,982 by 3/31/2003, $83,039 by 3/31/2004, $44,582 by 3/31/2005, and $11,554 by 3/31/2006.

NOTE 8--Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Maryland Intermediate Tax-Free Income Fund held a special meeting of its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC. The new agreement is substantially the same as the former agreement. In addition, shareholders elected the following Directors: James J. Cunnane, Richard T.Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans and Carl W. Vogt.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders
Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc.:

     We have audited the accompanying statement of net assets of the Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. as of March 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey

April 17, 1998

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
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Directors and Officers

                                RICHARD T. HALE
                                    Chairman
           JAMES J. CUNNANE                         CARL W. VOGT, ESQ.
               Director                                  Director

           JOHN F. KROEGER                              HARRY WOOLF
              Director                                   President

            LOUIS E. LEVY                              AMY M. OLMERT
               Director                                  Secretary

          EUGENE J. MCDONALD                         JOSEPH A. FINELLI
               Director                                  Treasurer

           REBECCA W. RIMEL                           SCOTT J. LIOTTA
               Director                             Assistant Secretary

            TRUMAN T. SEMANS
                Director

Investment Objective

An open-end mutual fund designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.
    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
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


                                     [LOGO]
                                 FLAG INVESTORS


                                     GROWTH
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 EQUITY INCOME
                   Flag Investors Real Estate Securities Fund
                       Flag Investors Communications Fund
                (formerly Flag Investors Telephone Income Fund)

                                    BALANCED
                       Flag Investors Value Builder Fund

                                     INCOME
                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                TAX-FREE INCOME
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 CURRENT INCOME
                    Flag Investors Cash Reserve Prime Shares





                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                             ICC DISTRIBUTORS, INC.